UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 14, 2014 (November 7, 2014)
MEDIA GENERAL, INC.
(Exact name of registrant as specified in its charter)

Commonwealth of Virginia	1-6383	54-0850433
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 E. Franklin St., Richmond, VA		23219
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(804) 887-5000
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On November 7, 2014, Media General, Inc. (the “Company”) entered into an Amendment No. 3 to Credit Agreement (“Amendment No. 3”), with Royal Bank of Canada (“RBC”), as Administrative Agent, and the other lenders and parties thereto. Pursuant to Amendment No. 3, the Company’s existing term B credit facility under its senior secured credit facility was amended, to be effective as of the closing date of the Company’s proposed business combination with LIN Media LLC (the “LIN Merger”), to (i) eliminate testing and operation of the credit facility’s quarterly maintenance Consolidated Total Net Leverage Ratio financial covenant, as such covenant is applicable to the term B credit facility, and (ii) modify the annual excess cash flow mandatory prepayment provisions to require that a minimum annual $50 million excess cash flow payment is made in fiscal years 2017, 2018 and 2019 (in each case, relating to the immediately prior fiscal year), provided that each of such minimum amounts will be reduced by the sum of other voluntary and/or mandatory prepayments made in respect of the term B credit facility and permanent reductions (if any) of the revolving credit facility in or prior to such periods. These amendments were made to align the applicable provisions with the comparable provisions in the Company’s pending incremental term B-2 credit facility, which is expected to be entered into concurrently with the LIN Merger.

The description of Amendment No. 3 above does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment No. 3, which is attached as Exhibit 10.1 to this Form 8-K and incorporated in this Item 1.01 by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 above regarding Amendment No. 3 is hereby incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

10.1

Amendment No. 3 to Credit Agreement, dated as of November 7, 2014, among Media General, Inc., Royal Bank of Canada, as Administrative Agent, each Loan Party thereto and each Term B-1 Lender party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIA GENERAL, INC.
(Registrant)

Date: November 14, 2014
/s/ James F. Woodward
Name: James F. Woodward
Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1

Amendment No. 3 to Credit Agreement, dated as of November 7, 2014, among Media General, Inc., Royal Bank of Canada, as Administrative Agent, each Loan Party thereto and each Term B-1 Lender party thereto.